Exhibit 10.1

Execution Version
AMENDMENT NO. 1
TO FINANCING AGREEMENT

AMENDMENT NO. 1 TO FINANCING AGREEMENT, dated as of August 7, 2024 (this “Amendment”), to the Financing Agreement, dated as of March 13, 2024 (as amended, restated, amended and restated, supplemented, renewed, extended, replaced or otherwise modified from time to time, the “Financing Agreement”), by and among Turtle Beach Corporation, a Nevada corporation (the “Parent”), Voyetra Turtle Beach, Inc., a Delaware corporation (the “Borrower”), VTB Holdings, Inc., a Delaware corporation (“Holdings”), each other Loan Party, the Lenders from time to time party thereto, and Blue Torch Finance LLC, a Delaware limited liability company (“Blue Torch”), as Administrative Agent and Collateral Agent.

WHEREAS, the Loan Parties have requested that the Agents and the Lenders amend certain terms and conditions of the Financing Agreement; and

WHEREAS, the Agents and the Lenders are willing to amend such terms and conditions of the Financing Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

 1.   Definitions.  All terms used herein that are defined in the Financing Agreement and not otherwise defined herein have the meanings assigned to them in the Financing Agreement.

 2   Amendments.  As of the Amendment Effective Date (as defined below), the Financing Agreement is hereby amended by:

(a) amending and restating the table at the end of the definition of “Consolidated EBITDA” in its entirety as follows:

Fiscal Quarter	Consolidated EBITDA
Fiscal quarter ended March 31, 2023	$2,087,897.01
Fiscal quarter ended June 30, 2023	$(1,288,311.23)
Fiscal quarter ended September 30, 2023	$3,729,416.46
Fiscal quarter ended December 31, 2023	$22,721,082.84

(b) amending and restating clause (d) of the definition of “Permitted Restricted Payments” in its entirety as follows:

“(d) the Parent to repurchase, at one or more times prior to March 31, 2025, its Equity Interests constituting common stock in an aggregate amount not to exceed $30,000,000; provided, that (i) (x) on a Pro Forma Basis as of the end of the most recently ended fiscal month for which financial statements have been delivered pursuant to Section 7.01(a)(i), Consolidated EBITDA for the period of twelve (12) consecutive months then ended was greater than $27,250,085 and (y) for any week during which any such repurchase was consummated, Liquidity as of end of day Friday of such week, after giving effect to any repurchases pursuant to any such tender offer or offer to repurchase, was greater than $15,000,000, and (ii) with respect to any repurchase made in a particular calendar month, the Borrower shall have delivered to the Agents, no earlier than the first day of such month and no later than the date of such repurchase, a certificate of an Authorized Officer of the Borrower certifying that (x) the conditions set forth in the foregoing clause (i) were satisfied in connection with all prior repurchases and (y) such Authorized Officer has made a good faith determination, and has a reasonable basis to believe, that during the 12 month period following the date of any such repurchase, Liquidity of the Parent and its Subsidiaries shall not be less than $10,000,000; provided that, for the avoidance of doubt, no certificate shall be required to be delivered pursuant to this clause (ii) to the extent that a certificate was previously delivered pursuant to this clause (ii) in the same calendar month;”

 3.   Representations and Warranties.  Each Loan Party hereby represents and warrants to the Agents and the Lenders as follows:

 (a)  Representations and Warranties; No Event of Default.  The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of the Loan Parties to any Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or immediately prior to the Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.

 (b)  Organization, Good Standing, Etc.   Each Loan Party (i) is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business in, and is in good standing in each jurisdiction where the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except (solely for the purposes of this subclause (iii)) where the failure to be so qualified and be in good standing could not reasonably be expected to have a Material Adverse Effect.

(c)   Authorization, Etc.  The execution and delivery by each Loan Party of this Amendment and each other Loan Document to which it is or will be a party, and the performance by it of the Financing Agreement, as amended hereby, (i) are within the power and authority of such Loan Party and have been duly authorized by all necessary action, (ii) do not and will not contravene any of its Governing Documents, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except (solely for the purposes of this subclause (iv)) to the extent that such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect and (v) do not contravene any applicable Requirement of Law or any Contractual Obligation binding on or otherwise affecting it or any of its properties, except (solely for the purposes of this subclause (v)) to the extent it could not reasonably be expected to have a Material Adverse Effect.

 (d)  Enforceability of Loan Documents.  This Amendment is a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by principles of equity.

 (e)  Governmental Approvals.  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party.

 4.  Conditions to Effectiveness.  This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being hereinafter referred to as the “Amendment Effective Date”):

 (a)  Representations and Warranties.  The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date.

 (b)  No Default; Event of Default.  No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or result from this Amendment becoming effective in accordance with its terms.

 (c)  Delivery of Documents. The Administrative Agent shall have received this Amendment, duly executed by the Loan Parties, each Agent and each Lender.

 (d)  Approvals.  All consents, authorizations and approvals of, and filings and registrations with, and all other actions in respect of, any Governmental Authority or other Person required in connection with any Loan Document or the transactions contemplated thereby or the conduct of the Loan Parties' business shall have been obtained or made and shall be in full force and effect.  There shall exist no claim, action, suit, investigation, litigation or proceeding (including, without limitation, shareholder or derivative litigation) pending or, to the knowledge of any Loan Party, threatened in any court or before any arbitrator or Governmental Authority which (i) relates to the Loan Documents or the transactions contemplated thereby, or (ii) could reasonably be expected to have a Material Adverse Effect.

 5. Continued Effectiveness of the Financing Agreement and Other Loan Documents.  Each Loan Party hereby (a) acknowledges and consents to this Amendment, (b) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in any such Loan Document to “the Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (c) confirms and agrees that, to the extent that any such Loan Document purports to assign or pledge to the Collateral Agent, for the benefit of the Agents and the Lenders, or to grant to the Collateral Agent, for the benefit of the Agents and the Lenders, a security interest in or Lien on any Collateral as security for the Obligations of the Loan Parties from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.  This Amendment does not and shall not affect any of the obligations of the Loan Parties, other than as expressly provided herein, including, without limitation, the Loan Parties' obligations to repay the Loans in accordance with the terms of Financing Agreement or the obligations of the Loan Parties under any Loan Document to which they are a party, all of which obligations shall remain in full force and effect.  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.

 6. No Novation.  Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Financing Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

 7. No Representations by Agents or Lenders.  Each Loan Party hereby acknowledges that it has not relied on any representation, written or oral, express or implied, by any Agent or any Lender, other than those expressly contained herein, in entering into this Amendment.

 8. Further Assurances. The Loan Parties shall execute any and all further documents, agreements and instruments, and take all further actions, as may be required under Applicable Law or as any Agent may reasonably request, in order to effect the purposes of this Amendment.

 9. Miscellaneous.

(a)    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b)       Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c)         This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d)             Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement.

(e)       Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

BORROWER:

VOYETRA TURTLE BEACH, INC.

By:	/s/ John Hanson
	Name:	John Hanson
	Title:	Chief Financial Officer

PARENT:

TURTLE BEACH CORPORATION

By:	/s/ John Hanson
	Name:	John Hanson
	Title:	Chief Financial Officer

GUARANTORS:

VTB HOLDINGS, INC.

By:	/s/ John Hanson
	Name:	John Hanson
	Title:	Chief Financial Officer

TBC HOLDING COMPANY LLC

By:	/s/ John Hanson
	Name:	John Hanson
	Title:	Chief Financial Officer

TIDE ACQUISITION SUB II, LLC

By:	/s/ John Hanson
	Name:	John Hanson
	Title:	Chief Financial Officer

PERFORMANCE DESIGNED PRODUCTS LLC

By:	/s/ John Hanson
	Name:	John Hanson
	Title:	Chief Financial Officer

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

BLUE TORCH FINANCE LLC By: Blue Torch Capital LP, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Chief Executive Officer

LENDERS:

BTC HOLDINGS KRS FUND LLC
By: Blue Torch Credit Opportunities KRS Fund LP, its sole member
By: Blue Torch Credit Opportunities KRS GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC HOLDINGS SBAF FUND LLC
By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC HOLDINGS SBAF FUND-B LLC
By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member
By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC HOLDINGS FUND III LLC
By: Blue Torch Credit Opportunities Fund III LP, its Sole Member
By: Blue Torch Credit Opportunities GP III LLC, its General Partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC HOLDINGS FUND III-B LLC
By: Blue Torch Credit Opportunities Fund III LP, its Sole Member
By: Blue Torch Credit Opportunities GP III LLC, its General Partner
By: KPG BTC Management LLC, its sole member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND III LLC
By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member
By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND III-B LLC
By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP III LLC, Its General Partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BTC OFFSHORE HOLDINGS FUND III-D LLC
By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its sole member
By: Blue Torch Offshore Credit Opportunities GP III LLC, Its General Partner
By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member

BLUE TORCH CREDIT OPPORTUNITIES UNLEVERED FUND III LP By: Blue Torch Credit Opportunities GP III LLC, its general partner By: KPG BTC Management LLC, its managing member

By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Managing Member